BOSTON FINANCIAL TAX CREDIT FUND VII, A LIMITED PARTNERSHIP





                               EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Tax Credits Fund VII (the "Fund") on Form 10-Q for the period ended December 31 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



                             /s/Greg Judge
                          ------------------------------
                                Greg Judge
                                Principal Executive Officer and
                                Principal Financial Officer
                                Arch Street VIII, Inc. as
                                Managing General Partner of
                                Boston Financial Tax Credits Fund VII,
                                A Limited Partnership


                                Date:  February 17, 2009


A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

               BOSTON FINANCIAL TAX CREDIT FUND VII, A LIMITED PARTNERSHIP


                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Tax Credits Fund VII (the "Fund") on Form 10-Q for the period ended December 31 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



                              /s/Greg Judge
                      ------------------------------
                               Greg Judge
                               Principal Executive Officer and
                               Principal Financial Officer
                               Arch Street VIII, Inc. as
                               Managing General Partner of
                               Boston Financial Tax Credits Fund VII,
                               A Limited Partnership


                               Date:  February 17, 2009


A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.